DEVELOPMENT AND PLACEMENT FEE AGREEMENTS	12 Months Ended
Dec. 31, 2014
Development and Placement Fee Agreements Disclosure Abstract
DEVELOPMENT AND PLACEMENT FEE AGREEMENTS

9. DEVELOPMENT AND PLACEMENT FEE AGREEMENTS

We enter into development and placement fee agreements to provide financing for new gaming facilities or for the expansion or improvement of existing facilities. All or a portion of the funds provided under development agreements are reimbursed to us, while funding under placement fee agreements is not reimbursed. In return for the fees under the agreements, the facility dedicates a percentage of its floor space for the placement of our EGMs over the term of the agreement, which is generally for 12 to 83 months, and we receive a fixed percentage or flat fee of those machines' hold per day. Certain of the agreements contain EGM performance standards that could allow the facility to reduce a portion of our guaranteed floor space.

In addition, certain development agreements allow the facilities to buy out floor space after advances that are subject to repayment have been repaid. The development agreements typically provide for a portion of the amounts retained by the gaming facility for their share of the operating profits of the facility to be used to repay some or all of the advances recorded as notes receivable. Placement fees and amounts advanced in excess of those to be reimbursed by the customer for real property and land improvements are allocated to intangible assets and are generally amortized over the term of the contract, which is recorded as a reduction of revenue generated from the gaming facility. In the past we have, and in the future, we may, by mutual agreement, amend these contracts to reduce our floor space at the facilities. Any proceeds received for the reduction of floor space is first applied against the intangible asset for that particular development or placement fee agreement, if any, and the remaining net book value of the intangible asset is prospectively amortized on a straight-line method over the remaining estimated useful life.

On November 19, 2012, Multimedia Games entered into a development agreement with the Chickasaw Nation to assist with the expansion of the Winstar World Casino. As part of this agreement, Multimedia Games received the right to 150 unit placements for a period of 68 months in exchange for a payment of $6.5 million. The payment was made in two equal installments in November 2012 and January 2013.

On March 7, 2013, Multimedia Games paid a placement fee of approximately $2.0 million to the Chickasaw Nation to extend the placement of 201 units in six casino locations across Oklahoma for an additional term of 50 months.

Management reviews intangible assets related to development and placement fee agreements for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no events or changes in circumstances during the period ended December 31, 2014 that required an impairment charge to the carrying value of intangible assets recorded in connection with these agreements.